UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2015, the Board of Directors of First Financial Bancorp. (the “Company”) Amended and Restated Regulations of the Company (the “Amended Regulations”). The Amended Regulations replace the Company’s previous regulations in their entirety.

At the 2015 Annual Meeting of Shareholders, the Company’s shareholders amended the regulations to permit the Company’s directors to amend the regulations without shareholder approval, in accordance with Ohio law. The Amended Regulations incorporate this recent amendment approved by the Company’s shareholders, and also make numerous technical and conforming changes, largely to reflect changes in Ohio law since the regulations were last updated.
The amendments adopted include:

•	allowing proxies to be appointed by the various methods provided under Ohio law;

•	permitting the use of communications equipment for director and shareholder meetings;

•	permitting notice of shareholder meetings to be given by the various methods provided under Ohio law;

•	revising the section on the election of directors to more closely match the provisions of the Company’s articles of incorporation regarding number and election of directors;

•	allowing committees of one or more directors as permitted under Ohio law;

•	deleting provisions on normal retirement date for employees and mandatory retirement age for directors;

•
adding a provision requiring that all derivative suits and claims against directors for breaches of duties be brought in Hamilton County, Ohio Common Pleas Court or in the U.S. District Court located in Cincinnati, Ohio; and

•	making other clerical and terminology changes, and renumbering sections as needed.

The foregoing description of the provisions included in the Amended Regulations is qualified in its entirety by reference to the Company’s Amended and Restated Regulations, which are attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Amended and Restated Regulations of First Financial Bancorp. (Dated July 28, 2015)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	July 29, 2015

Form 8-K                                First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Regulations of First Financial Bancorp. (Dated July 28, 2015)